                                                              SEMI-ANNUAL REPORT
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
                                                              JUNE 30, 2002
DIRECTORS AND OFFICERS
BARTON M. BIGGS           WILLIAM G. MORTON, JR.
CHAIRMAN OF THE           DIRECTOR
BOARD OF DIRECTORS
                          MICHAEL NUGENT
RONALD E. ROBISON         DIRECTOR
PRESIDENT AND DIRECTOR
                          FERGUS REID
JOHN D. BARRETT II        DIRECTOR
DIRECTOR
                          STEFANIE V. CHANG
THOMAS P. GERRITY         VICE PRESIDENT
DIRECTOR
                          LORRAINE TRUTEN
GERARD E. JONES           VICE PRESIDENT
DIRECTOR
                          JAMES W. GARRETT       [MORGAN STANLEY LOGO]
JOSEPH J. KEARNS          TREASURER
DIRECTOR
                          MARY E. MULLIN
VINCENT R. MCLEAN         SECRETARY
DIRECTOR                                         MORGAN STANLEY EMERGING
                          BELINDA A. BRADY       MARKETS DEBT FUND, INC.
C. OSCAR MORONG, JR.      ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

ADMINISTRATOR
JPMORGAN CHASE BANK
73 TREMONT STREET
BOSTON, MASSACHUSETTS 02108

CUSTODIAN
JPMORGAN CHASE BANK
3 CHASE METROTECH CENTER
BROOKLYN, NEW YORK 11245

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10030
(800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE ROGERS & WELLS LLP
200 PARK AVENUE
NEW YORK, NEW YORK 10166

INDEPENDENT AUDITOR
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116
                                                  MORGAN STANLEY
FOR ADDITIONAL FUND INFORMATION, INCLUDING THE    INVESTMENT MANAGEMENT INC.
FUND'S NET ASSET VALUE PER SHARE AND              INVESTMENT ADVISER
INFORMATION REGARDING THE INVESTMENTS
COMPRISING THE FUND'S PORTFOLIO, PLEASE CALL
1-800-221-6726 OR VISIT OUR WEBSITE AT
www.morganstanley.com/im.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 OVERVIEW

LETTER TO STOCKHOLDERS

For the six months ended June 30, 2002, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 0.98% compared to 0.91% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index"). On June 30, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $7.08, representing a 11.1% discount to the Fund's net asset value per share.

MARKET REVIEW

After a strong first quarter, political uncertainty in Brazil coupled with rising global risk aversion led to a significant sell off in emerging markets debt (EMD) asset class during May and June. The pace of economic activity in the U.S. moderated after a robust first quarter as investors wondered whether the U.S. economy was about to enter a prolonged period of slow growth. Global equity and credit markets reacted negatively to the reduced expectations for global growth and the negative sentiment was exacerbated by accounting scandals in the U.S. The decline in the U.S. dollar, during the quarter, renewed fears about the ramifications of a disorderly adjustment in the level of the U.S. dollar.

Politics in Brazil was the focus of the market's attention over the last quarter, as Inacio Lula DaSilva, a populist leader with unorthodox economic views, maintained a strong lead in pre-election polls. Particularly in June and for much of the quarter, Brazilian assets led most Latin American credits lower, while most Asian and a number of Eastern European credits remained unaffected and posted positive returns. During the month of June, Brazilian policy makers took steps to calm Brazilian financial markets including drawing down an unused International Monetary Fund facility to bolster reserves, but political uncertainty overwhelmed the positive effects of these measures. To a lesser extent political tension in Turkey and Ecuador also pushed the market lower. An overweight in Brazil for most of the second quarter, which was reduced to a neutral weighting by mid-June, was the main reason for the Fund's recent underperformance. In addition, an underweight in the higher quality Asian countries and South Africa also detracted from returns. Conversely, an underweight in Turkey and overweights in the Dominican Republic and Qatar, enhanced relative returns. An overweight in Indonesian assets and good security selection in Russia also bolstered returns during the quarter.

MARKET OUTLOOK

In the near-term, we expect political uncertainty in emerging markets to prevail as the electoral calendar is heavy during the second half of 2002. In addition, global financial markets will most likely remain nervous in expectation of additional accounting disclosures. If the damage to investor sentiment (both real and portfolio) and to corporate balance sheets leads to a permanent, rather than temporary, decrease in capital flows to emerging market countries, then undoubtedly, the risks in the EMD asset class have gone up. However, there is mounting evidence that the economic recovery in the U.S. and particularly in non-Japan Asia continues, albeit at a less robust pace. Small increases in Asian demand are likely to lead to large changes in global commodity prices, which would be very supportive for the more vulnerable emerging market credits and particularly for Latin America. Therefore, short-term prospects for emerging market countries looks uncertain while the medium-term prospects may actually look promising. These conflicting cross currents have led us to take a more neutral risk posture relative to the benchmark until we gain greater clarity on some of these issues.

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
President and Director

                                                                       July 2002

--------------------------------------------------------------------------------
THE FUND ANNOUNCED IN JULY 2002, THAT IT WILL BE MANAGED BY THE TAXABLE FIXED INCOME TEAM. CURRENT MEMBERS OF THE TEAM INCLUDE STEPHEN F. ESSER, MANAGING DIRECTOR, ABIGAIL L. MCKENNA, EXECUTIVE DIRECTOR AND ERIC J. BAURMEISTER, VICE PRESIDENT.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 JUNE 30, 2002

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                     TOTAL RETURN (%)
                      -----------------------------------------------------------------------------
                           MARKET VALUE(1)         NET ASSET VALUE(2)             INDEX(3)
                      -----------------------------------------------------------------------------
                                     AVERAGE                   AVERAGE                      AVERAGE
                      CUMULATIVE      ANNUAL    CUMULATIVE      ANNUAL  CUMULATIVE          ANNUAL
---------------------------------------------------------------------------------------------------
Year to Date                0.13%         --          0.98%         --        0.91%              --
One Year                    5.14        5.14%         7.01        7.01%      (3.34)           (3.34)%
Five Year                  12.13        2.32         20.39        3.78       30.70             5.50
Since Inception*          146.30       10.61        176.91       12.06      138.28            10.20

Past performance is not predictive of future performance.

[CHART]

                        MORGAN STANLEY EMERGING              J.P. MORGAN EMERGING MARKETS
                      MARKETS DEBT FUND, INC.(2)          BOND GLOBAL INDEX TOTAL RETURN(3)
1993                          35.96%                                  18.67%
1994                         -25.95%                                 -18.35%
1995                          26.85%+                                 26.38%
1996                          50.98%                                  35.23%
1997                          21.71%                                  11.95%
1998                         -33.00%                                 -11.54%
1999                          36.58%                                  24.18%
2000                          13.50%                                  14.41%
2001                          12.50%                                   1.36%
Six Months Ended
June 30, 2002                  0.98%                                   0.91%

Returns and Per Share Information

                                                                                                                    SIX
                                                                                                                   MONTHS
                                                                                                                   ENDED
                                                              YEAR ENDED DECEMBER 31,                             JUNE 30,
                             -----------------------------------------------------------------------------------------------
                              1993*        1994     1995     1996     1997     1998     1999     2000     2001       2002
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share    $18.96     $ 12.23   $12.40   $17.31   $15.21  $  7.01   $ 8.36   $ 8.22   $ 8.25   $   7.96
----------------------------------------------------------------------------------------------------------------------------
Market Value Per Share       $18.13     $ 11.38   $12.50   $15.13   $15.38  $  7.19   $ 6.81   $ 6.88   $ 7.40   $   7.08
----------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)             (4.4)%      (7.0)%    0.8%   (12.6)%    1.1%     2.6%   (18.5)%  (16.3)%  (10.3)%    (11.1)%
----------------------------------------------------------------------------------------------------------------------------
Income Dividends             $ 0.16     $  1.49   $ 1.72   $ 1.08   $ 1.27  $  1.41   $ 1.01   $ 1.08   $ 0.85   $   0.36
----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions      --     $  0.41       --       --   $ 3.44  $  2.94       --       --       --         --
----------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)          35.96%     (25.95)%  26.85%+  50.98%   21.71%  (33.00)%  36.58%   13.50%   12.50%      0.98%
----------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)         18.67%     (18.35)%  26.38%   35.23%   11.95%  (11.54)%  24.18%   14.41%    1.36%      0.91%
----------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The J.P. Morgan Emerging Markets Bond Global Index (the "JPM EMB Global Index") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The JPM EMB Global Index includes coverage of 27 emerging market countries. Because JPM EMB Global Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and used for purposes of computing cumulative performance of the benchmark index for that period.
  * The Fund commenced operations on July 23, 1993.
  + This return does not include the effect of the rights issued in connection with the rights offering.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY. IN ADDITION, INVESTING IN EMERGING MARKETS MAY INVOLVE A RELATIVE HIGHER DEGREE OF VOLATILITY.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 JUNE 30, 2002 (UNAUDITED)

PORTFOLIO SUMMARY

[CHART]

Allocation of Total Investments*

---------------------------------
Debt Securities              99.9%
Equity Secruities             0.1
---------------------------------

[CHART]

Country Weightings*

---------------------------------------------------------
Mexico                                               21.7%
Brazil                                               17.0
Russia                                               16.5
Malaysia                                              4.5
Venezuela                                             4.2
South Korea                                           3.9
Philippines                                           3.1
Peru                                                  3.1
Argentina                                             2.9
Dominican Republic                                    2.7
Other                                                20.4
---------------------------------------------------------

Ten Largest Holdings**

                                                        PERCENT OF
                                                             TOTAL
                                                       INVESTMENTS
------------------------------------------------------------------
 1.  United Mexican States Discount Bond 'A'
       9.875%, 2/1/10 (Mexico)                                 7.7%

 2.  Russian Federation
       12.75%, 6/24/28 (Russia)                                6.1

 3.  United Mexican States Global Bond
       11.375%, 9/15/16 (Mexico)                               5.3

 4.  Government of Malaysia
       7.50%, 7/15/11 (Mexico)                                 4.5

 5.  Federative Republic of Brazil Bond PIK 'C'
       8.00%, 4/15/14 (Brazil)                                 3.9

 6.  Federative Republic of Brazil Global Bond
       8.875%, 4/15/24 (Brazil)                                3.8%

 7.  Federative Republic of Brazil Bond 'Z-L'
       3.062%, 4/15/24 (Brazil)                                3.7

 8.  United Mexican States Global Bond
       11.50%, 5/15/26 (Mexico)                                3.3

 9.  Russian Federation
       10.00%, 6/26/07 (Russia)                                3.1

10.  Federative Republic of Brazil Debt Conversion Bond 'L'
       3.125%, 4/15/12 (Brazil)                                2.8
                                                              ----
                                                              44.2%
                                                              ====

     * Percent of Total Investments
    ** Excludes Short-Term Investments

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 FINANCIAL STATEMENTS
                                 JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                             FACE
                                                           AMOUNT            VALUE
                                                            (000)            (000)
----------------------------------------------------------------------------------
DEBT INSTRUMENTS(99.9%)
----------------------------------------------------------------------------------
ALGERIA (0.8%)
SOVEREIGN (0.8%)

  Algerian Loan Agreement Tranche 1
    7.188%, 3/31/10                                    $    1,631        $   1,468
----------------------------------------------------------------------------------
ARGENTINA (2.9%)
SOVEREIGN (2.9%)

  Republic of Argentina
    11.375%, 3/15/10                                        8,020            1,524
    11.75%, 4/7/09                                          4,340              824
    11.75%, 6/15/15                                         2,010              347

  Republic of Argentina Par Bond, 'L-GP'
    6.00%, 3/31/23                                          5,470            2,352
----------------------------------------------------------------------------------
                                                                             5,047
==================================================================================
BRAZIL (17.0%)
SOVEREIGN (17.0%)

  Federative Republic of Brazil Bond 'L'
    3.125%, 4/15/09                                         4,587 (a)        2,936

  Federative Republic of Brazil Bond 'Z-L'
    3.062%, 4/15/24                                        11,200 (a)        6,636

  Federative Republic of Brazil Bond PIK 'C'
    8.00%, 4/15/14                                         10,941            6,920

  Federative Republic of Brazil Debt
    Conversion Bond 'L'
    3.00%, 4/15/12                                          2,570 (a)        1,368
    3.125%, 4/15/12                                         9,220 (a)        4,910

  Federative Republic of Brazil Global Bond
    8.875%, 4/15/24                                        13,910            6,746
    11.00%, 8/17/40                                         1,000              570
----------------------------------------------------------------------------------
                                                                            30,086
==================================================================================
BULGARIA (1.9%)
SOVEREIGN (1.9%)

  Republic of Bulgaria
    8.25%, 1/15/15                                          1,699 (b)        1,690

  Republic of Bulgaria Front-
    Loaded Interest Reduction Bond 'A'
    2.813%, 7/28/12                                         1,900 (a)        1,729
----------------------------------------------------------------------------------
                                                                             3,419
==================================================================================
COLOMBIA (2.2%)
SOVEREIGN (2.2%)

  Republic of Colombia Notes
    10.00%, 1/23/12                                         4,190            3,955
==================================================================================
CROATIA (0.8%)
SOVEREIGN (0.8%)

  Croatia Government International Bond
    2.875%, 7/31/10                                         1,391 (a)        1,386
==================================================================================
DOMINICAN REPUBLIC (2.7%)
SOVEREIGN (2.7%)

  Dominican Republic Bond
    9.50%, 9/27/06                                     $    4,570        $   4,849
==================================================================================
ECUADOR (0.9%)
SOVEREIGN (0.9%)

  Republic of Ecuador
    5.00%, 8/15/30                                          2,980 (c)        1,505
==================================================================================
INDIA (0.0%)
CORPORATE (0.0%)

  Surashtra Cement and Chemical Ltd.
    19.00%, 6/26/00                                    INR 30,000               --@
==================================================================================
INDONESIA (1.4%)
CORPORATE (1.4%)

  Pindo Deli Finance (Mauritius)
    10.75%, 10/1/07                                    $    4,500 (b)        1,035

  Tjiwi Kimia Finance Mauritius Ltd.
    10.00%, 8/1/04                                          1,280              307

  Tjiwi Kimia International
    Global Bond, 13.25%                                     4,990 (d)        1,198
----------------------------------------------------------------------------------
                                                                             2,540
==================================================================================
IVORY COAST (1.0%)
SOVEREIGN (1.0%)

  Republic of Ivory Coast Bond
    2.00%, 3/29/18                                          4,525              879

  Republic of Ivory Coast Front
    -Loaded Interest Reduction Bond
    2.00%, 3/29/18                                          3,677 (c,d)        809
----------------------------------------------------------------------------------
                                                                             1,688
==================================================================================
JAMAICA (1.0%)
SOVEREIGN (1.0%)

  Government of Jamaica
    10.625%, 2/6/17                                         1,720            1,823
==================================================================================
MALAYSIA (4.5%)
SOVEREIGN (4.5%)

  Government of Malaysia
    7.50%, 7/15/11                                          7,495            7,964
==================================================================================
MEXICO (21.6%)
CORPORATE (4.1%)

  Grupo Iusacell SA de CV
    14.25%, 12/1/06                                         1,100              825

  Pemex Master Trust
    8.625%, 2/1/22                                          1,720 (b)        1,681

  Pemex Project Funding
    Master Trust
    9.125%, 10/13/10                                        1,770            1,859

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                               5

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

STATEMENT OF NET ASSETS          FINANCIAL STATEMENTS
                                 JUNE 30, 2002 (UNAUDITED)

                                                             FACE
                                                           AMOUNT            VALUE
                                                            (000)            (000)
----------------------------------------------------------------------------------
MEXICO (CONTINUED)
CORPORATE (CONTINUED)

  Petroleos Mexicanos
    9.50%, 9/15/27                                     $    2,700        $   2,788
----------------------------------------------------------------------------------
                                                                             7,153
----------------------------------------------------------------------------------
SOVEREIGN (17.5%)

  United Mexican States Discount Bond 'A'
    9.875%, 2/1/10                                         12,240 (e)       13,678

  United Mexican States Global Bond
    10.375%, 2/17/0                                         1,740            1,992
    11.375%, 9/15/16                                        7,670            9,453
    11.50%, 5/15/26                                         4,650            5,899
----------------------------------------------------------------------------------
                                                                            31,022
----------------------------------------------------------------------------------
                                                                            38,175
==================================================================================
MOROCCO (2.6%)
SOVEREIGN (2.6%)

  Morocco R&C, 'A'
    2.75%, 1/5/09                                           5,258 (a)        4,654
==================================================================================
NIGERIA (1.1%)
SOVEREIGN (1.1%)

  Central Bank of Nigeria Par Bond
    6.25%, 11/15/20                                         2,000 (c)        1,336

  Nigeria Promissory Notes, 'RC'
    5.092%, 1/5/10                                          1,780 (a)          641
----------------------------------------------------------------------------------
                                                                             1,977
==================================================================================
PANAMA (2.2%)
SOVEREIGN (2.2%)

  Republic of Panama
    9.375%, 4/1/29                                          1,000            1,000
    9.625%, 2/8/11                                          2,100            2,037

  Republic of Panama, Past Due
    Interest PIK Bond
    2.625%, 7/17/16                                         1,031              773
----------------------------------------------------------------------------------
                                                                             3,810
==================================================================================
PERU (3.1%)
SOVEREIGN (3.1%)

  Republic of Peru Front-Loaded Interest
    Reduction Bond
    4.00%, 3/7/17                                           3,470 (c)        2,290

  Republic of Peru, Past Due Interest Bond
    4.50%, 3/7/17                                           4,435 (c)        3,194
----------------------------------------------------------------------------------
                                                                             5,484
==================================================================================
PHILIPPINES (3.1%)
SOVEREIGN (3.1%)

  Republic of Philippines Global Bond
    8.375%, 3/12/09                                         2,510            2,500
    9.375%, 1/18/17                                         2,980            3,040
----------------------------------------------------------------------------------
                                                                             5,540
==================================================================================
POLAND (0.1%)
CORPORATE (0.1%)

  Netia Holdings II BV, 'B'
    13.125%, 6/15/09                                   $    1,400        $     224
==================================================================================
QATAR (1.7%)
SOVEREIGN (1.7%)

  State of Qatar
    9.75%, 6/15/30                                          2,430            2,955
==================================================================================
RUSSIA (16.5%)
SOVEREIGN (16.5%)

  Russian Federation
    5.00%, 3/31/30                                          5,744 (b,c)      3,989
    5.00%, 3/31/30                                          1,500            1,042
    10.00%, 6/26/07                                         5,180            5,488
    12.75%, 6/24/28                                         9,000           10,822

  Russian Federation
    (Unex) FTO, NPL                                         2,192 (d)        1,685

  Russian Federation (Tekser                                1,466 (d)        1,125
    Insatt) FTO, NPL

  Russian Federation
    (Sojuzzdravexport)
    FTO, NPL                                                6,749 (d)        5,125
----------------------------------------------------------------------------------
                                                                            29,276
==================================================================================
SOUTH KOREA (3.9%)
CORPORATE (3.2%)

  Korea Electric Power Corp.
    6.375%, 12/1/03                                         3,510            3,658
    7.75%, 4/1/13                                           1,850            2,055
----------------------------------------------------------------------------------
                                                                             5,713
==================================================================================
SOVEREIGN (0.7%)

  Republic of South Korea
    8.875%, 4/15/08                                           950            1,128
----------------------------------------------------------------------------------
                                                                             6,841
==================================================================================
TUNISIA (1.3%)
SOVEREIGN (1.3%)

  Central Bank of Tunisia
    7.375%, 4/25/12                                         2,440            2,355
==================================================================================
TURKEY (0.8%)
SOVEREIGN (0.8%)

  Republic of Turkey
    12.375%, 6/15/09                                        1,580            1,461
==================================================================================
UKRAINE (0.6%)
SOVEREIGN (0.6%)

  Ukraine Government
    11.00%, 3/15/07                                         1,041            1,057
==================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

6

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

STATEMENT OF NET ASSETS          FINANCIAL STATEMENTS
                                 JUNE 30, 2002 (UNAUDITED)

                                                             FACE
                                                           AMOUNT            VALUE
                                                            (000)            (000)
----------------------------------------------------------------------------------
VENEZUELA (4.2%)
SOVEREIGN (4.2%)

  Republic of Venezuela Debt
    Conversion Bond 'DL'
    2.875%, 12/18/07                                   $    1,964 (a)    $   1,473

  Republic of Venezuela Global Bond
    9.25%, 9/15/27                                          6,690            4,181

  Republic of Venezuela Par Bond
    6.75%, 3/31/20                                          2,270            1,711
----------------------------------------------------------------------------------
                                                                             7,365
==================================================================================
TOTAL DEBT INSTRUMENTS
  (Cost $185,441)                                                          176,904
==================================================================================

                                                           NO. OF
                                                           RIGHTS
----------------------------------------------------------------------------------
RIGHTS (0.1%)
==================================================================================
MEXICO (0.1%)

  United Mexican States Value Recovery
    Rights, 06/30/03
    (Cost $--@)                                        41,421,000 (f)          108
==================================================================================

                                                           NO. OF
                                                         WARRANTS
----------------------------------------------------------------------------------
WARRANTS (0.0%)
==================================================================================
COLOMBIA (0.0%)

  Occidente y Caribe, expiring
    12/31/04                                               69,200 (b,f)          7
==================================================================================
NIGERIA (0.0%)

  Central Bank of Nigeria,                                  7,750 (f)           --@
    expiring 11/15/20
==================================================================================
VENEZUELA (0.0%)

  Republic of Venezuela, expiring                          11,350 (f)           --@
    04/15/20
==================================================================================
TOTAL WARRANTS
  (Cost $44)                                                                     7
==================================================================================

                                                             FACE
                                                           AMOUNT
                                                            (000)
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.0%)
==================================================================================
UNITED STATES (0.0%)
REPURCHASE AGREEMENT

  J.P. Morgan Securities Inc., 1.95%, dated
    6/28/02, due 7/01/02
    (Cost $102)                                        $      102 (g)          102
==================================================================================

                                                                             VALUE
                                                                             (000)
----------------------------------------------------------------------------------
  TOTAL INVESTMENTS (100.0%)
    (Cost $185,587)                                                      $ 177,121
==================================================================================

                                                            VALUE
                                                            (000)
----------------------------------------------------------------------------------
OTHER ASSETS

  Receivable for Investments Sold                      $    6,511
  Interest Receivable                                       3,482
  Other                                                        27           10,020
==================================================================================
LIABILITIES

  Payable For:
    Investments Purchased                                  (7,260)
    Dividends Declared                                     (3,307)
    Reverse Repurchase Agreements                            (739)
    Investment Advisory Fees                                 (151)
    Directors' Fees and Expenses                              (72)
    Stockholder Reporting Expenses                            (55)
    Professional Fees                                         (35)
    Administrative Fees                                       (19)
    Custodian Fees                                            (15)
  Other Liabilities                                           (86)         (11,739)
==================================================================================
NET ASSETS

  Applicable to 22,046,681, issued and outstanding
    $ 0.01 par value shares
    (100,000,000 shares authorized)                                      $ 175,402
==================================================================================
NET ASSET VALUE PER SHARE                                                $    7.96
==================================================================================
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:

  Common Stock                                                           $     220
  Paid-in Capital                                                          279,105
  Undistributed Net Investment Income (Loss)                                (2,809)
  Accumulated Net Realized Gain (Loss)                                     (92,652)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Translations                           (8,462)
==================================================================================
TOTAL NET ASSETS                                                         $ 175,402
==================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

STATEMENT OF NET ASSETS          FINANCIAL STATEMENTS
                                 JUNE 30, 2002 (UNAUDITED)

(a) -- Variable/floating rate security - rate disclosed is as of June 30, 2002.
(b) -- 144A Security - Certain conditions for public sale may exist.
(c) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2002. Maturity date disclosed is ultimate maturity.
(d) -- Security is in default.
(e) -- Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of June 30, 2002. See note A-4 to financial statements
(f) -- Non-income producing.
(g) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statemnent of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
@ --   Amount is less than $500.
FTO -- Foreign Trade Obligation
INR -- Indian Rupee
NPL -- Non-Performing Loan

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 FINANCIAL STATEMENTS

                                                                            SIX MONTHS ENDED
                                                                               JUNE 30, 2002
                                                                                 (UNAUDITED)
STATEMENT OF OPERATIONS                                                                (000)
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest (net of $11 of foreign taxes withheld)                                $     6,922
  Dividends                                                                              636
============================================================================================
    TOTAL INCOME                                                                       7,558
============================================================================================
EXPENSES
  Investment Advisory Fees                                                               938
  Administrative Fees                                                                    108
  Interest Expense on Borrowings                                                          63
  Stockholder Reporting Expenses                                                          62
  Professional Fees                                                                       54
  Transfer Agent Fees                                                                     22
  Custodian Fees                                                                          21
  Directors' Fees and Expenses                                                             3
  Other Expenses                                                                          27
============================================================================================
    TOTAL EXPENSES                                                                     1,298
============================================================================================
      NET INVESTMENT INCOME (LOSS)                                                     6,260
============================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                          4,450
============================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                         (9,291)
  Foreign Currency Translations                                                            7
============================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                  (9,284)
============================================================================================
NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                (4,834)
============================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $     1,426
============================================================================================

                                                                            SIX MONTHS ENDED
                                                                               JUNE 30, 2002             YEAR ENDED
                                                                                 (UNAUDITED)      DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                                     (000)                  (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income                                                            $   6,260              $  17,659
  Net Realized Gain (Loss)                                                             4,450                 (2,457)
  Change in Unrealized Appreciation (Depreciation)                                    (9,284)                 4,317
===================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    1,426                 19,519
===================================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                               (7,937)               (18,740)
===================================================================================================================
  TOTAL INCREASE (DECREASE)                                                           (6,511)                   779
===================================================================================================================
Net Assets:
  Beginning of Period                                                                181,913                181,134
===================================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
    $(2,809) AND $(14,132), RESPECTIVELY)                                          $ 175,402              $ 181,913
===================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 FINANCIAL STATEMENTS

                                                                                                   SIX MONTHS ENDED
                                                                                                      JUNE 30, 2002
                                                                                                        (UNAUDITED)
STATEMENT OF CASH FLOWS                                                                                       (000)
-------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from Sales and Maturities of Investments                                                       $ 191,608
  Purchases of Investments                                                                                 (178,899)
  Net Increase in Short-Term Investments                                                                       (102)
  Net Investment Income                                                                                       6,260
  ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH USED BY OPERATING ACTIVITIES:
    Net Decrease in Receivables Related to Operations                                                           863
    Net Increase in Payables Related to Operations                                                                4
    Accretion/Amortization of Discounts and Premiums                                                           (703)
-------------------------------------------------------------------------------------------------------------------
  Net Cash Provided by Operating Activities                                                                  19,031
-------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Paid for Reverse Repurchase Agreements                                                                (9,257)
  Cash Distributions Paid                                                                                    (9,480)
-------------------------------------------------------------------------------------------------------------------
  Net Cash Used for Financing Activities                                                                    (18,737)
-------------------------------------------------------------------------------------------------------------------
  Net Increase in Cash                                                                                          294
CASH AT BEGINNING OF PERIOD                                                                                    (294)
-------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                                     $      --
===================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                             SIX MONTHS
                                                ENDED                         YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2002 ----------------------------------------------------------
                                             (UNAUDITED)       2001         2000        1999        1998        1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   8.25    $    8.22    $    8.36   $    7.01   $   15.21   $   17.31
--------------------------------------------------------------------------------------------------------------------
Net Investment Income                             0.28         0.80         1.23        1.09        1.27        1.34
Net Realized and Unrealized Gain (Loss)
   on Investments                                (0.21)        0.08        (0.29)       1.27       (5.12)       1.27
--------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations             0.07         0.88         0.94        2.36       (3.85)       2.61
--------------------------------------------------------------------------------------------------------------------
Distributions fron and/or in excess of:
   Net Investment Income                         (0.36)       (0.85)       (1.08)      (1.01)      (1.41)      (1.27)
   Net Realized Gain                                --           --           --          --       (2.94)      (3.44)
--------------------------------------------------------------------------------------------------------------------
     Total Distributions                         (0.36)       (0.85)       (1.08)      (1.01)      (4.35)      (4.71)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $   7.96    $    8.25    $    8.22   $    8.36   $    7.01   $   15.21
====================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD         $   7.08    $    7.40    $    6.88   $    6.81   $    7.19   $   15.38
====================================================================================================================
TOTAL INVESTMENT RETURN:
   Market Value                                   0.13%+      20.65%       16.49%       8.55%     (32.04)%     40.81%
   Net Asset Value (1)                            0.98%+      12.50%       13.50%      36.58%     (33.00)%     21.71%
====================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)         $175,402    $ 181,913    $ 181,134   $ 184,269   $ 153,084   $ 327,556
--------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets           1.38%*       1.61%        2.32%       2.28%       2.75%       2.27%
Ratio of Expenses Excluding Interest
   Expense to Average Net Assets                  1.32%*       1.41%        1.34%       1.35%       1.47%       1.51%
Ratio of Net Investment Income to
   Average Net Assets                             6.10%*       9.73%       14.31%      14.53%      12.50%       8.80%
Portfolio Turnover Rate                             93%+        233%         272%        178%        308%        361%
--------------------------------------------------------------------------------------------------------------------

 +  Not annualized
 *  Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

     Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any), and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

     At June 30, 2002, the Fund had reverse repurchase agreements outstanding with Lehman Brothers as follows:

                                                              MATURITY IN
                                                                LESS THAN
                                                                 365 DAYS
     --------------------------------------------------------------------
     Value of Securities Subject to Repurchase                  $ 735,000
     Liability  Under Reverse Repurchase Agreement              $ 739,000
     Interest Rate                                                   1.75%

     The average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2002, was approximately $9,582,000 at a weighted average interest rate of 4.26%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     differ from, and be more limited than, those held by the assigning Lender.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote as pledged on the custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

11. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

12. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

13. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments.

     The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

14. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2002, the Fund's investments in derivative instruments included foreign currency exchange contracts, futures, structured securities and over-the-counter trading.

15. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to stockholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended June 30, 2002, the Fund made purchases and sales totaling approximately $179,950,000 and $191,539,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2002, the U.S. Federal income tax cost basis of securities was approximately $185,588,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $8,466,000, of which $10,750,000 related to appreciated securities and $19,216,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $94,790,000 available to offset future capital gains, of which $78,125,000 will expire on December 31, 2006, $13,135,000 will expire on December 31, 2007 and $3,530,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $1,240,000.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

These investments may be traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2002, the deferred fees payable under the Plan totaled $72,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On June 14, 2002, the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.15 per share, derived from net investment income, payable on July 15, 2002, to stockholders of record on June 28, 2002.

F.   SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 6, 2002. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Directors:

                                VOTES IN             VOTES
                                FAVOR OF             AGAINST
---------------------------------------------------------------
Ronald E. Robison               18,846,590           188,222
Michael Nugent                  18,846,590           188,222
Joseph J. Kearns                18,846,590           188,222
Fergus Reid                     18,846,590           188,222

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Debt Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, NY 10030
1-800-278-4353